UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):				August 19, 2026

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware		1-9172		34-1505819
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

22901 Millcreek Blvd.
Suite 600
Cleveland,	Ohio			44122
(Address of principal executive offices)				(Zip code)
		(440)	229-5151
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1 par value per share	NC	New York Stock Exchange
Class A Common Stock, $1 par value per share	NC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company       ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective August 19, 2026, Mr. Patrick J. Burns was appointed to the Board of Directors (the “Board”) of NACCO Industries, Inc. (the “Company”). In connection with the appointment of Mr. Burns, the size of the Board was increased from 11 to 12 members.

Mr. Burns served as the Chief Executive Officer of Precision Fabrics Group, Inc. (“Precision Fabrics”) from 2022 to July 2026. Prior to rejoining Precision Fabrics in 2022, Mr. Burns served in various leadership roles with the company from 1998 to 2014, including as Co-Chief Executive Officer and Chief Financial Officer. From 2014 to 2022, Mr. Burns served as the Chief Executive Officer of AGY Holdings Corp., a global leader in high performance glass fiber materials. Mr. Burns has over thirty years of experience in financial and business development leadership roles. The Board believes the Company will benefit from his extensive financial and senior executive experience.

The Board has determined that Mr. Burns qualifies as an “independent director” under the applicable listing standards of the New York Stock Exchange, the rules and regulations of the Securities and Exchange Commission (“SEC”) and the Company’s corporate governance guidelines.

Mr. Burns will participate in the Company’s standard compensation program for non-employee directors as described in the Company’s Proxy Statement for the 2026 Annual Meeting of Shareholders, filed with the SEC on March 31, 2026.

There are no arrangements or understandings between Mr. Burns and any other persons pursuant to which he was elected as a director. There are no transactions between Mr. Burns and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

A copy of the Company's press release announcing the appointment of Mr. Burns to the Board is attached as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits

99.1	NACCO Industries Appoints Patrick J. Burns to Board of Directors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 19, 2026		NACCO INDUSTRIES, INC.

		By:	/s/ Elizabeth I. Loveman
Elizabeth I. Loveman
Senior Vice President and Controller